EXHIBIT 10.5

                         Raven Moon International, Inc.
                             SUBSCRIPTION AGREEMENT
                       Subordinated Convertible Debentures
                               ($20,000 per Unit)

Raven Moon International, Inc.
120 International Parkway
Suite 220
Heathrow, Florida 32746

Telephone:        (407) 304-4764
Facsimile:        (407) 788-3845


Dear Sirs:

1. Pursuant to prior understandings and discussions, the undersigned ("Subscriber") hereby agrees to purchase from Raven Moon International, Inc., A Florida corporation (the Company) __________________ ( _______ ) unit(s) of the Company's Subordinated Convertible Debentures (Units) at the price of twenty Thousand Dollars ($20,000) per unit. Subscriber acknowledges (a) that this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to the Subscriber an executed copy of this subscription, and (b) that acceptance by the Company of this subscription is conditioned upon the information and representations of the Subscriber hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of the sale of Units to the Subscriber.

2. The Subscriber acknowledges having received, reviewed and understood the Company's Business Plan which describes the terms and conditions related to these Units.

3. Until actual delivery of the purchase funds to the Company and acceptance by the Company of the purchase and this Subscription Agreement, the Company shall have no obligations to the Subscriber. The Company may revoke a prior acceptance of this Subscription Agreement at its sole discretion, at any time prior to delivery and release from escrow by the Company of the purchase funds. If the Company does not meet its minimum subscription of $100,000, it will return said funds to the Subscriber and will have no further obligation to the Subscriber.

4.   Subscriber understands acknowledges and agrees to the following:

     (a) Subscriber has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of investment in the Company and in making an informed investment decision, or has hired a qualified Subscriber Representative who has the qualifications to evaluate the merits of this Offering and can advise the prospective Subscriber to make an informed investment decision.

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     (b)  Subscriber has the capacity to protect his own interest in connection with this transaction by reason of his/her prior business or financial experience or has hired a qualified Subscriber Representative who has the qualifications to evaluate the merits of this Offering and can advise the prospective Investor competently

     (c) The Subscriber understands that because the Units have not been registered under the Securities Act of 1933, as amended ("the Act") or applicable state securities laws, Subscriber cannot dispose of any or all the Units unless such Units (or their underlining shares after conversion) are subsequently registered under the Act, and/or applicable state securities laws, or exemptions from such registration are available. Subscribers acknowledges and understands that he/she has no right to require the Company to register the Units accepted as may be provided in this Agreement. Subscriber further understands that the Company, as a condition to the transfer of any Units, may require that the request for transfer be accompanied by opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company and preceded by prior written notice, to the effect that the proposed transfer does not result in violation of the Act or applicable state securities laws, unless such transfer is covered by an effective registration statement under the Act and all applicable state securities laws. Subscriber understands that each certificate representing Units and any securities issued upon conversion or exercise of any securities in, the Units or on account of ownership thereof will bear the following legend or one substantially similar thereto:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. These securities have been acquired for investment and not with the view to be distributed or resold, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such investment Units under the Securities Act of 1933, as amended. These securities may also be subject to certain rights of first refusal of the corporation and other contractual restrictions on transfer.

5. The undersigned is purchasing Unit(s) for the Subscriber's own account without participation of any other person and with the intent of holding the Units or their converted shares for investment and without the intent of participating directly or indirectly in a distribution of the Units, the securities underlying the Units or any portion thereof, and not with a view to, or for resale in connection with, any distribution of Units, the securities underlying the Units, or any portion thereof.

6. The undersigned believes that, based on the undersigned's business experience as a sophisticated investor and based on the undersigned's economic bargaining power, the undersigned has been provided with all information or been given access to all information with respect to the Company, the planned future activities of the Company, its capital needs, its prospects for failure and success, and all such other factors that the undersigned considers material which might affect the undersigned's decision whether to purchase the Shares on the undersigned's behalf.

7. The undersigned has met and had conversations with certain of the Company's officers and shareholders, and has had the opportunity to ask questions of, and receive answers from, such persons concerning all aspects of the Company, including, without limitation, the distribution of share ownership and the proposed use of proceeds from the sale of the Shares. The undersigned fully understands that this Offering has not been registered under the 1933 Act and in reliance upon exemptions therefrom, and accordingly, to the extent that the Subscriber is not supplied with information which would have been contained in a registration statement filed under the Securities Acts, the undersigned must rely upon the undersigned' s own access to such information.

8. The undersigned acknowledges that the undersigned must continue to bear the economic risk of the investment in the Shares for an indefinite period and recognizes that the Shares will be (i) sold without registration under any state or federal law relating to the registration of securities for sale;
     (ii) issued and sold in reliance on the exemption from registration provided by the securities laws of the State of Florida and (iii) issued and sold in reliance on exemptions from registration provided by the 1933 Act and the General Rules and Regulations of the Commission promulgated thereunder.


9. The undersigned will in any event offer, sell, pledge, convey or otherwise transfer the Shares, the underlying securities, or any portion thereof, only if (i) pursuant to an effective registration statement under the 1933 Act and any and all applicable state securities or Blue Sky laws or in a transaction which is otherwise in compliance with the 1933 Act and such laws; and (ii) the undersigned has furnished evidence satisfactory to the Company of compliance with the laws of such jurisdictions which, in the opinion of the Company, may be applicable, it being understood that the Company shall be entitled to require and rely upon an opinion of counsel satisfactory to it with respect to compliance with said laws.

10. The undersigned is aware that the Company will be under no obligation and has no intention to register the Shares, the securities underlying the Shares, or any portion thereof, or to comply with any exemption available for the offer or sale of the Shares, the securities underlying the Shares, or any portion thereof, without registration, and that the information and conditions necessary to permit routine sales of the Shares, the securities underlying the Shares, or any portion thereof, under Rule 144 of the 1933 Act are not now available and may not become available, and the Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Shares, the securities underlying the Shares, or any portion thereof.

11. The undersigned understands that a restrictive legend in substantially the following form will be imprinted on the certificates evidencing the Shares and the underlying securities and stop transfer orders or other appropriate instructions to such effect will be maintained against the transfer of the

     Shares and underlying securities on the transfer records of the Corporation or its transfer agent. "The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "1933 Act"). The Securities have been acquired for investment and may not be sold, transferred, pledged or otherwise disposed of in the absence of an effective Registration Statement for the securities under the Act or an opinion of counsel satisfactory to the issuer that the proposed disposition of the securities will not violate Section 5 of the Act "

12. The undersigned has been furnished with the Business Plan and provided access to the Company's financial statements, minute books and material agreements; has carefully reviewed such materials; understands that the Business Plan is a plan and not a prospectus; and realizes that the Shares are a highly speculative investment involving a high degree of risk and are suitable only for persons of substantial means who have no need for liquidity with respect to their investment in the Units and who can afford a total loss of their entire investment without hardship.

13. The undersigned is not aware of any remuneration or commission which is to be paid to any person, directly or indirectly, in connection with soliciting the purchase of the Units.The undersigned understands that the undersigned or the undersigned's representatives have been and will continue to be provided with access to the Company's financial records.

14. Indemnification. The undersigned shall indemnify and hold harmless the Company, its officers, directors and employees and any of its professional advisors, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by the undersigned herein, any breach of any of the undersigned's representations or warranties made herein, or the undersigned's failure to fulfill any of its covenants or agreements herein.

15. Confidentiality. The information about the Company which has been disclosed to the undersigned in connection with the undersigned's purchase of the Shares is deemed to be "Confidential Information" of the Company, and the undersigned represents and warrants to, and hereby agrees with, the Company, that unless the Company has consented in writing to the contrary, the undersigned will use the undersigned's best efforts not to disclose such Confidential Information to others or use any part of such Confidential Information that has been disclosed to the undersigned, except any part thereof (i) which may be in the public domain, or (ii) which may be independently disclosed to the undersigned by any third party not itself in a confidential relationship with the Company, or (iii) which may already be in possession (otherwise than through disclosure by the Company or by any third party that is in a confidential relationship with the Company) of the undersigned, or (iv) which the undersigned may be required to disclose by order of a court or administrative agency having competent jurisdiction; provided, however, that this paragraph shall be terminated and be of no force or effect with respect to any such Confidential Information upon such Confidential Information becoming a part of the public domain through action by anyone other than the undersigned. The representations, warranties, acknowledgments and covenants made by the undersigned herein extend to and apply to all of the Shares acquired by the undersigned. Execution of the documents evidencing the transfer of the Shares shall constitute a confirmation by the undersigned that all of the representations, warranties and covenants made herein shall be true and correct at such time.

     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) days after deposit in the United States post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below or at such address which party may designated by ten (10) days advance written notice to the other party.

16. Arbitration. The undersigned acknowledges and agrees that any controversy or claim arising our of or relating to this investment, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

17. Headings. The headings used in this document are for organizational purposes only and should not be interpreted as altering in any way or eliminating provisions contained herein.

18.  Notice to Residents of All States:

     IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     Notice to Florida Residents

     THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3} DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE (3} DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     The representations, warranties, acknowledgements and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

19. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, and shall be binding upon Subscriber, his/her heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

20. Subscriber agrees not to transfer or assign this Agreement, or any of his/her interest herein, without the express written consent of the Company.

21. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, agreements and understandings in connection therewith. This Agreement may be amended only by in writing executed by all parties hereto.

22. Subscriber recognized it is important under the Securities Act and state securities law that the Company determine if potential investors are "accredited investors" as defined in Appendix A attached hereto. Subscriber represents that he/she is an "accredited investor" by reason of the following: ___________________________________________. Subscriber further represents that he/she is a citizen of the State of ___________________ and is not a resident of any other jurisdiction.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement this ____________ day of_______________, ______.



                                  Subscription
                                  ============

       Number of Units ______  Series _________

       Total U.S. Dollars tendered _________________

Please Check One:   [ ] Individual Subscriber  [ ]  Co-Subscriber (Joint account will be registered as joint
                                                    tenants with right of
                                                    survivor ship)

[ ] Corporation or Partnership - Please include certified resolution (or similar document) authorizing signature.

[ ]  Trust - Please include a copy of Trust agreement.  [ ] Other -Specify
_______________________


PRINT Name: _______________________________


___________________________________________        ___________________________
  (Signature )                                     Social Security Number



(if Co-subscriber)

PRINT Name: _______________________________


___________________________________________        ___________________________
  (Signature )                                     Social Security Number

______________________________________________________________________________
(Address)

______________________________________________________________________________
(Phone Number)                      (Fax Number)                        Email



                =================================================

                                   ACCEPTANCE
                                   ==========


The foregoing Subscription Agreement is hereby accepted on this ______ day of _____ , _____.



Raven Moon International, Inc.





By: ____________________________
           President



ATTEST:



By: ____________________________
           Secretary







NOTE: This Offering is made to Accredited Investors on a first come basis. This
     Agreement may be signed and faxed to the above number. Monies and the original Subscription Agreement must be received within five (5) business days to secure your position. Monies may be paid by check and mailed to the Offices stated above, or sent via a wire transfer to the Following Bank:





                                                       SunTrust Bank
                                                    Douglas Ave. Branch
                                              Altamonte Springs, Florida 32701

Please call 407-949-9300 for wiring instructions